
PNC SERIES 1997-4 (1392)
EXHIBIT 99.1
FISCAL 1997

                                                               JANUARY            FEBRUARY               MARCH              APRIL
ISSUE DATE: 06/27/97
CERTIFICATE BALANCE AT ISSUE:  $292,197,087.18

BALANCES FROM LAST FISCAL MONTH-END:
  PRINCIPAL DOLLARS
  UNITS

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS
  LIQUIDATIONS-IN-FULL
  PRINCIPAL BALANCE SALE ADJUSTMENTS
  NET PRINCIPAL DISTRIBUTED

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):

BALANCES CURRENT FISCAL MONTH-END:
  PRINCIPAL DOLLARS
  UNITS

SCHEDULED INTEREST AT MORTGAGE RATE:

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS
  INTEREST SALE ADJUSTMENTS
  INTEREST ACCRUAL ADJUSTMENT
  INTEREST UNCOLLECTED ON LIQUIDATION
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS
  NET UNSCHEDULED INTEREST DISTRIBUTED

OTHER:
  LOAN CONVERSION FEE
  EXPENSE REIMBURSEMENTS
  GAIN ON LIQUIDATIONS
  HAZARD INSURANCE PREMIUM REFUNDS
  NET OTHER DISTRIBUTIONS

SCHEDULED SERVICING FEE EXPENSES:

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS
  SERVICING FEES SALE ADJUSTMENTS
  SERVICING FEES ACCRUAL ADJUSTMENTS
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED

MISCELLANEOUS EXPENSES:

NET FUNDS DISTRIBUTED




SMSC SERIES 1997-4 (1392)
FISCAL 1997                                                            MAY                JUNE                JULY


BALANCES FROM LAST FISCAL MONTH-END:
  PRINCIPAL DOLLARS                                                                                $292,197,087.18
  UNITS                                                                                                        883

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH                                                       356,759.11
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                                                            104,076.19
  LIQUIDATIONS-IN-FULL                                                                                        0.00
  PRINCIPAL BALANCE SALE ADJUSTMENTS                                                                          0.00
  NET PRINCIPAL DISTRIBUTED                                                                             460,835.30

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                                         0.00

BALANCES CURRENT FISCAL MONTH-END:
  PRINCIPAL DOLLARS                                                                                 291,736,251.88
  UNITS                                                                                                        883

SCHEDULED INTEREST AT MORTGAGE RATE:                                                                  1,910,407.31

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                                                               1,929.64
  INTEREST SALE ADJUSTMENTS                                                                                   0.00
  INTEREST ACCRUAL ADJUSTMENT                                                                                 0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                                                                         0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                                                                  0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                                                                    1,929.64

OTHER:
  LOAN CONVERSION FEE                                                                                         0.00
  EXPENSE REIMBURSEMENTS                                                                                      0.00
  GAIN ON LIQUIDATIONS                                                                                        0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                                                            0.00
  NET OTHER DISTRIBUTIONS                                                                                     0.00

SCHEDULED SERVICING FEE EXPENSES:                                                                        71,164.22

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                                                              57.12
  SERVICING FEES SALE ADJUSTMENTS                                                                             0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                                                                          0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                                                                  0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                                                             0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                                                                  57.12

MISCELLANEOUS EXPENSES:                                                                                       0.00

NET FUNDS DISTRIBUTED                                                                                $2,301,950.91




SMSC SERIES 1997-4 (1392)
FISCAL 1997                                                     AUGUST           SEPTEMBER             OCTOBER           NOVEMBER
BALANCES FROM LAST FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                    $291,736,251.88     $290,926,367.27     $290,433,685.27    $289,999,092.44
  UNITS                                                            883                 882                 882                882

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH           359,827.53          362,158.01          365,297.35         368,094.42
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                158,732.86          130,523.99           69,295.48          74,124.95
  LIQUIDATIONS-IN-FULL                                      291,324.22                0.00                0.00         476,022.63
  PRINCIPAL BALANCE SALE ADJUSTMENTS                              0.00                0.00                0.00               0.00
  NET PRINCIPAL DISTRIBUTED                                 809,884.61          492,682.00          434,592.83         918,242.00

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                             0.00                0.00                0.00               0.00

BALANCES CURRENT FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                     290,926,367.27      290,433,685.27      289,999,092.44     289,080,850.44
  UNITS                                                            882                 882                 882                880

SCHEDULED INTEREST AT MORTGAGE RATE:                      1,907,439.23        1,902,444.08        1,899,302.97       1,896,518.28

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                      34.21              (19.89)             141.67             (37.13)
  INTEREST SALE ADJUSTMENTS                                       0.00                0.00                0.00               0.00
  INTEREST ACCRUAL ADJUSTMENT                                     0.00                0.00                0.00               0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                             0.00                0.00                0.00               0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                      0.00                0.00                0.00               0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                           34.21              (19.89)             141.67             (37.13)

OTHER:
  LOAN CONVERSION FEE                                             0.00                0.00                0.00               0.00
  EXPENSE REIMBURSEMENTS                                          0.00                0.00                0.00               0.00
  GAIN ON LIQUIDATIONS                                            0.00                0.00                0.00               0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                0.00                0.00                0.00               0.00
  NET OTHER DISTRIBUTIONS                                         0.00                0.00                0.00               0.00

SCHEDULED SERVICING FEE EXPENSES:                            71,050.21           70,849.26           70,729.25          70,623.02

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                   0.15               (0.77)               4.93              (1.01)
  SERVICING FEES SALE ADJUSTMENTS                                 0.00                0.00                0.00               0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                              0.00                0.00                0.00               0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                      0.00                0.00                0.00               0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                 0.00                0.00                0.00               0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                       0.15               (0.77)               4.93              (1.01)

MISCELLANEOUS EXPENSES:                                           0.00                0.00                0.00               0.00

NET FUNDS DISTRIBUTED                                    $2,646,307.69       $2,324,257.70       $2,263,303.29      $2,744,101.14



SMSC SERIES 1997-4 (1392)
FISCAL 1997                                                      DECEMBER               TOTAL

BALANCES FROM LAST FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                        $289,080,850.44     $292,197,087.18
  UNITS                                                                880                 883

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH               370,130.49        2,182,266.91
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                    120,329.28          657,082.75
  LIQUIDATIONS-IN-FULL                                                0.00          767,346.85
  PRINCIPAL BALANCE SALE ADJUSTMENTS                                  0.00                0.00
  NET PRINCIPAL DISTRIBUTED                                     490,459.77        3,606,696.51

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                 0.00                0.00

BALANCES CURRENT FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                         288,590,390.67      288,590,390.67
  UNITS                                                                880                 880

SCHEDULED INTEREST AT MORTGAGE RATE:                          1,890,424.77       11,406,536.64

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                          14.17            2,062.67
  INTEREST SALE ADJUSTMENTS                                           0.00                0.00
  INTEREST ACCRUAL ADJUSTMENT                                         0.00                0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                                 0.00                0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                          0.00                0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                               14.17            2,062.67

OTHER:
  LOAN CONVERSION FEE                                                 0.00                0.00
  EXPENSE REIMBURSEMENTS                                              0.00                0.00
  GAIN ON LIQUIDATIONS                                                0.00                0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                    0.00                0.00
  NET OTHER DISTRIBUTIONS                                             0.00                0.00

SCHEDULED SERVICING FEE EXPENSES:                                70,400.67          424,816.63

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                       0.50               60.92
  SERVICING FEES SALE ADJUSTMENTS                                     0.00                0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                                  0.00                0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                          0.00                0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                     0.00                0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                           0.50               60.92

MISCELLANEOUS EXPENSES:                                               0.00                0.00

NET FUNDS DISTRIBUTED                                        $2,310,497.54      $14,590,418.27


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/1997 DISTRIBUTION REPORT

PROCESSING MONTH:  11/1997

SERIES 1997-4  (1392)                                   WEIGHTED AVERAGE PC RATE: 7.5553
----------------------------------------------------------------------------------------


INSURANCE RESERVES*
-------------------
                                                                              COVERAGE
  INSURANCE TYPE ORIGINAL BALANCE CLAIMS IN PROGRESS CLAIMS PAID  ADJUSTMENTS REMAINING
  -------------- ---------------- ------------------ -----------  ----------- --------------
  MPI                     $0.00    $0.00              $0.00        $0.00               $0.00

  SPECIAL HAZARD  $7,615,560.00    $0.00              $0.00        $0.00       $7,615,560.00

  BANKRUPTCY BOND
  SINGLE-UNITS      $107,600.00    $0.00              $0.00        $0.00         $107,600.00
  MULTI-UNITS             $0.00    $0.00              $0.00        $0.00               $0.00

  MORTGAGE
    REPURCHASE    $2,921,971.00    $0.00              $0.00        $0.00       $2,921,971.00


DELINQUENT INSTALLMENTS
-----------------------

              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT    PRIN BALANCE       COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
       2       $585,904.77        1         $239,907.41      0         $0.00

          IN FORECLOSURE                ACQUIRED
     -----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------
      0         $0.00              0        $0.00


The Class B-1, Class B-2, Class B-3 (the "Senior Subordinate Certi-ficates"), Class B-4, Class B-5 and Class B-6 Certificates (the
"Junior Subordinate Certificates" and, together with the Senior
Subordinate Certificates, the "Subordinate Certificates") are subor-dinate in right of payment and provide credit support, special hazard, bankruptcy and fraud coverage (collectively, "Coverage") to the Class IPP-1, Class IPP-2, Class IPP-3, Class IPP-4, Class IIPP-1,
Class IIPP-2, Class IIPP-3, Class IIPP-4, Class IIPP-5, Class IIPP-6,
Class IX, Class IIX, Class IP, Class IIP, Class R, Class R-1, and
Class R-2 Certificates (the "Senior Certificates") to the extent described in the prospectus supplement (the "Prospectus Supplement") pursuant to which the Senior Certificates, were offered. In addition, the Junior Subordinate Certificates are subordinate in right of payment and provide Coverage to the Senior Subordinate Certificates, the Class B-3 Certificates provide Coverage to the Class B-1 and Class B-2 Certificates and the Class B-2 Certificates are subordinate in right of payment and provide Coverage to the Class B-1 Certificates, in each case to the extent described in the Prospectus Supplement.

The Class Principal Balances of the Subordinate Certificates immediately after the principal and interest distribution on December 26, 1997 are as follows:


                CLASS               CLASS PRINCIPAL BALANCE
                -----               -----------------------

                B-1                 $3,625,119.55
                B-2                 $2,465,081.49
                B-3                 $1,595,051.91
                B-4                 $1,160,038.11
                B-5                   $435,013.82
                B-6                   $870,032.99

                Total               $10,150,337.87



The amount of the special hazard, bankruptcy and fraud coverage, as of the above referenced date is $7,615,560.00, $107,600.00 and $2,921,971.00, respectively.